EXHIBIT 23.1

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We consent to the use in this Registration Statement on Form S-8 of our report dated April 4, 2006 with respect to the financial statements of China Aoxing Pharmaceutical Company, Inc. (f/k/a Central American Equities Corp.) and Subsidiaries for the year ended December 31, 2005.

                                  /s/ Killman Murrell & Company, P.C.
                                  ------------------------------------
                                  Killman Murrell & Company, P.C.

Odessa, Texas
July 18, 2006